PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated October 30, 2023,
to
Prospectuses dated May 1, 2023 for
PruLife® Custom Premier II Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

NOTICE OF FUND SUBSTITUTION

Effective on or about December 8, 2023 (the “Substitution Date”), we will substitute the PSF Natural Resources Portfolio – Class I (“Replacement Portfolio”) for the AST T. Rowe Price Natural Resources Portfolio (“Existing Portfolio”) as a Variable Investment Option under your Contract.

Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey believe the substitution is in the best interest of Contract Owners. The Existing Portfolio and the Replacement Portfolio are substantially similar. Both the Existing Portfolio and the Replacement Portfolio have the same investment manager and subadviser, substantially similar investment objectives, principal investment strategies and principal risks. Most notably, each Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the securities of natural resource companies. In addition, the Replacement Portfolio has lower management fees, distribution and/or service fees, and total annual portfolio operating expenses (both before and after fee waivers and/or expense reimbursements). For more information about these Portfolios, please see the prospectuses for each at www.Prudential.com/eProspectus.

You will not bear any expenses related to the substitution. The substitution will not impose any tax liability on you. On the Substitution Date, the Existing Portfolio will no longer be an available Variable Investment Option under your Contract and all references to the Existing Portfolio in Appendix A: Funds Available Under the Contract will be deleted.

On the Substitution Date, any contract values you have allocated to the Existing Portfolio will be automatically transferred to the Replacement Portfolio. Also, on the Substitution Date, your contract value will be the same as before the substitution. However, the number of units you receive in the Replacement Portfolio may be different than the number of units you had in the Existing Portfolio.

YOUR TRANSFER RIGHTS

As a Contract Owner, you can choose one of the following three options:
1.Take no action.
•As described above, any contract values that you have allocated to the Existing Portfolio will automatically be transferred to the Replacement Portfolio on the Substitution Date.
•Any product feature instructions directed toward the Existing Portfolio, including Premium Allocation, Dollar Cost Averaging (DCA), Auto-Rebalancing, or Allocated Charges, will instead be directed to the Replacement Portfolio.
•The transfer will not incur an administrative charge.
•The transfer will not be counted toward your contractual limit of 20 transfers per calendar year and will not be treated as a transfer for the purposes of other transfer provisions in your Contract, such as our restrictions related to the prevention of “market timing.”
•We will send you a confirmation of the transfer, and the “Activity” page in your next contract statement after the transfer occurs will reflect the transfer under the heading “Fund Transfer.”

PRODUCTSUP209
PCP2, PCP214, PCP215, PCP219

PROSPECTUS SUPPLEMENT
2. Request a transfer before the Substitution Date.
•You may request one transfer out of the Existing Portfolio fund between now and the Substitution Date, which will not be counted toward your contractual limit of 20 transfers per calendar year and will not be treated as a transfer for the purposes of other transfer provisions in your Contract, such as our restrictions related to the prevention of “market timing.”

3. Request a transfer after the Substitution Date.
•If you take no action prior to the Substitution Date, you may still make one transfer request to move reallocated contract value out of the Replacement Portfolio for a period of 30 calendar days after the Substitution Date. The transfer will not be counted toward your contractual limit of 20 transfers per calendar year and will not be treated as a transfer for the purposes of other transfer provisions in your Contract, such as our restrictions related to the prevention of “market timing.
•All other transfer requests will be counted toward the contractual limit of 20 transfers per calendar year.

Please note that your Contract offers several investment options. These investment options are described in your current prospectus and the prospectuses for the Portfolios. Please visit www.Prudential.com/eProspectus for the current prospectuses.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP209
PCP2, PCP214, PCP215, PCP219